UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 19, 2019

HERITAGE INSURANCE HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36462	45-5338504
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 McCormick Drive, Suite 300 Clearwater, Florida	33759
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (727) 362-7202

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.08 Shareholder Director Nominations

On March 19, 2019, the Board of Directors of Heritage Insurance Holdings, Inc. (the “Company”) determined that the Company’s 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) will be held on May 1, 2019. Because the 2019 Annual Meeting date is more than 30 days before the anniversary date of the Company’s 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”), the deadline for any stockholder proposal pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and for any stockholder nomination or proposal outside of Rule 14a-8, as listed in the Company’s proxy statement for its 2018 Annual Meeting, are no longer applicable. Pursuant to the Company’s bylaws and the rules of the Securities and Exchange Commission (“SEC”), the Company is providing notice of the revised deadlines for such proposals by means of this Form 8-K.

Any stockholder proposal intended to be considered for inclusion in the Company’s proxy materials for the 2019 Annual Meeting in accordance with Rule 14a-8 must be delivered to, or mailed and received at, the Company’s principal executive offices at 2600 McCormick Drive, Suite 300, Clearwater, Florida 33759 on or before the close of business on March 31, 2019, which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials prior to the 2019 Annual Meeting. In addition to complying with this deadline, stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2019 Annual Meeting must also comply with all applicable SEC rules.

In addition, any stockholder who intends to submit a director nomination or who intends to submit a proposal regarding any other matter of business at the 2019 Annual Meeting and does not desire to have that proposal included in the Company’s proxy materials for the 2019 Annual Meeting must ensure that notice of any such nomination or proposal (including certain additional information specified in the Company’s bylaws) is delivered to, or mailed and received at, the Company’s principal executive offices on or before the close of business on March 31, 2019.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE INSURANCE HOLDINGS, INC.

Date: March 21, 2019	By:	/s/ Bruce Lucas
Bruce Lucas Chairman and Chief Executive Officer